                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

     Each person whose signature appears below authorizes Alan G. McNally, Chairman of the Board and Chief Executive Officer, or Edward W. Lyman, Vice Chair of the Board, to execute in the name of each such person who is then an officer or director of the registrant, and to file, the 2000 Harris Bankcorp, Inc. Annual Report to the Securities and Exchange Commission on Form 10-K pursuant to the requirements of the Securities Exchange Act of 1934.


/s/                                              /s/
-------------------------------------            -------------------------------------
Pastora San Juan Cafferty                        Leo M. Henikoff
Director                                         Director

/s/                                              /s/
-------------------------------------            -------------------------------------
Martin R. Castro                                 Richard M. Jaffee
Director                                         Director

/s/                                              /s/
-------------------------------------            -------------------------------------
Haven E. Cockerham                               Edward W. Lyman, Jr.
Director                                         Vice Chair and Director

/s/                                              /s/
-------------------------------------            -------------------------------------
F. Anthony Comper                                Alan G. McNally
Director                                         Chairman of the Board,
                                                 Chief Executive Officer, and Director

/s/                                              /s/
-------------------------------------            -------------------------------------
Susan T. Congalton                               Charles H. Shaw
Director                                         Director

/s/                                              /s/
-------------------------------------            -------------------------------------
Wilbur H. Gantz                                  Richard E. Terry
Director                                         Director

/s/                                              /s/
-------------------------------------            -------------------------------------
James J. Glasser                                 James O. Webb
Director                                         Director